SUPPLEMENT DATED AUGUST 1, 2016

TO THE PROSPECTUS, SUMMARY PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION DESCRIBED BELOW

The Integrity Funds

Williston Basin/Mid-North America Stock Fund: (Class A) (Ticker: ICPAX); (Class C) (Ticker: ICPUX)

Integrity Growth & Income Fund: (Class A) (Ticker: IGIAX); (Class C) (Ticker: IGIUX)
in
Integrity High Income Fund: (Class A) (IHFAX); (Class C) (Ticker: IHFCX)

Integrity Dividend Harvest Fund: (Class A) (IDIVX); (Class C) (Ticker: IDHCX)

(collectively, the “Funds”)

Prospectus dated May 1, 2016 (the “Prospectus”)

Summary Prospectuses dated May 4, 2016 (each a “Summary Prospectus”)

Statement of Additional Information dated May 1, 2016 (the “SAI”)

A.            Changes to Fund Summaries and Summary Prospectuses

For each Fund, (i) the Fund Summary included in the Prospectus and (ii) the Summary Prospectus are revised as follows:

(1)           Williston Basin/Mid-North America Stock Fund (the “WB/MNAS Fund”)

(a)           The second paragraph under the heading “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

“The Fund may invest in small, medium and large market capitalization companies. The companies in which the Fund invests may include companies that have recently commenced operations and do not have significant revenues (development stage companies). The Fund’s investment adviser, Viking Fund Management, LLC (the “Investment Adviser”), will invest a significant amount of the Fund’s assets (although not exclusively) in companies it believes to have investment potential in the natural resources area (primarily energy and to a lesser extent, agriculture and minerals), as well as in the companies that serve these sectors and/or service the Region. In connection with investing in companies engaged in the energy sector, the Fund may invest in companies that engage in hydraulic fracturing (which involves the injection of water, sand and chemicals under pressure into rock formations to stimulate oil or natural gas production). The Fund will invest primarily in the securities of U.S. issuers, but it may also invest in the securities of foreign issuers. The Fund’s investments in the securities of foreign issuers are typically in the form of depositary receipts, such as American Depositary Receipts (“ADRs”).”

(b) The discussion under the heading “Principal Risks” is revised by:

          (i) adding the following:

                “Value Stocks Risk: Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the Fund. Additionally, the events that the Investment Adviser believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level.”

(ii) adding the following immediately prior to the last sentence of the disclosure corresponding to the caption “Geographic or Regional Risk”: “Moreover, the Fund will be more susceptible to events negatively affecting the Region than more geographically diverse funds.”

          (iii) replacing the caption “Risks of Foreign Securities” and the corresponding disclosure with the following:

                “Risks of Foreign Securities (including Depositary Receipts): The Fund may invest in securities of non‑U.S. issuers (including Canadian issuers), which have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non‑domestic persons such as the Fund, less regulation, less information, currency fluctuations, and interruptions in currency flow. Investments in foreign securities also entail higher costs. The Fund’s investments in foreign securities are typically in the form of sponsored or unsponsored depositary receipts, such as ADRs, which are subject to risks similar to those associated with other foreign securities. In addition, ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts. Moreover, investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.”

4033395.01.02.doc

(iv)    deleting the following captions and the corresponding disclosure: “Risks of the Basic Materials Sector”; “Risks of Precious Metals”; “Risks of Metals and Mining”; and “High Portfolio Turnover Risk.”

(c) The Average Annual Total Returns table set forth under the heading “Fund Performance” is revised by reversing the order of the returns shown for the Russell 3000® Index and the S&P Composite 1500 Energy TR Index.

(2)           Integrity Growth & Income Fund (the “Growth & Income Fund”)

The discussion under the heading “Principal Risks” is revised by:

            (i) adding the following:

                “Growth Stocks Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.”

                and

                “Dividend-Paying Stock Risk: Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders could decline when dividend income from the dividend-paying stocks in the Fund’s portfolio declines. Investments in dividend-paying stocks involve the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which could affect the Fund’s ability to generate income.”

                and

 (ii) deleting the caption “High Portfolio Turnover Risk” and the corresponding disclosure.

(3)           Integrity High Income Fund (the “High Income Fund”)

(a)           The first sentence of the first paragraph under the heading “Principal Investment Strategies” is revised by deleting     the term “non-diversified.”

(b)           The discussion under the heading “Principal Risks” is revised by replacing the first sentence after the caption “Lower Quality Debt Risk” with the following: “Lower-quality debt securities (also known as “junk bonds”) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.”

(4)           Integrity Dividend Harvest Fund (the “Dividend Harvest Fund”)

The discussion under the heading “Principal Risks” is revised by replacing the caption “Risks of Stocks of Development Stage and Small Capitalization Companies” and the corresponding disclosure with the following:

                  “Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.”

B.	Changes to Prospectus

(a)           The discussion under the heading “Additional Information--Investment Objectives, Principal Investment Strategies and Related Risks -- Temporary Defensive Positions, Cash Management Investments, and Certain Other Investments” is deleted in its entirety and replaced with the following:

                “Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political, or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds and high quality short-term fixed income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers’ acceptances, and U.S. government securities. During such times, the Fund may be unable to pursue its investment objective, and such positions could reduce the benefit from any upswing in the market. In addition, each Fund may, from time to time, invest in shares of money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

                Each Fund may invest in other investment companies to the extent permitted by federal law and any exemptions granted by the Securities and Exchange Commission upon which the Fund may rely.

                Each Fund other than the Dividend Harvest Fund may enter into certain hedging transactions. Hedging is a means of seeking to transfer risk that an investor does not wish to assume during an uncertain market environment. The Funds (other than the Dividend Harvest Fund) are permitted to enter into these transactions solely (i) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased; (ii) to close out or offset existing positions; or (iii) for the High Income Fund, to manage the portfolio’s duration. The instruments used to implement these strategies may include, among other things, financial futures contracts and options on financial futures. No Fund will invest in financial futures contracts or options on financial futures as part of its principal investment strategies.

WB/MNAS Fund:

In addition to its principal investment strategies described above, the WB/MNAS Fund may:

•

invest in U.S. and foreign government and corporate debt obligations and money market instruments. Under abnormal market conditions, the Fund may invest without limit in these securities, which may cause the Fund to fail to achieve its investment objective. The Fund has not established minimum quality standards for its investments in debt securities.

•

buy and sell (write) put and call options on stocks and stock indexes; invest in shares of exchange-traded funds (“ETFs”); invest in futures contracts for the purchase or sale of stock indexes; and buy and sell options on such futures contracts for hedging purposes. These investment strategies are used to hedge against changes in the values of securities the Fund owns or expects to purchase and are not used for speculation.

•	enter into repurchase agreements that typically are approximately thirty days in length.

•	invest in securities of: companies in the basic materials sector; companies involved in the precious metals business; and companies involved in the metals and mining business.

•	engage in active and frequent trading of its portfolio securities.

Growth & Income Fund:

              In addition to its principal investment strategies described above, the Growth & Income Fund may engage in active and frequent trading of its portfolio securities.

High Income Fund:

In addition to its principal investment strategies described above, the High Income Fund may also invest in various other securities, which may include:

Convertible securities: Bonds or preferred stocks that are convertible into, or exchangeable for, common stocks are known as convertible securities.

Preferred stocks: Preferred stock is corporate stock that pays set dividends to its holders. Preferred stock has a superior claim on the issuer’s income and assets relative to common stock but a lower claim on assets than corporate bondholders.

Asset-backed securities: Asset-backed securities are generally securities issued by trusts and special purpose entities that are backed by pools of assets, which pass through the payments on the underlying securities to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).

Collateralized mortgage obligations: Collateralized mortgage obligations (“CMOs”) are securities that are collateralized by mortgages or mortgage pass-through securities. When CMOs are created, the rights to receive principal and interest payments on the underlying mortgages are divided up to create short, intermediate and long-term CMO bonds. These rights are delegated and divided among the various maturity structures of the CMOs based on assumptions made by the creators concerning the timing of cash flows on the underlying mortgages, including expected prepayment rates.”

(b)           The discussion under the heading “Additional Information--Investment Objectives, Principal Investment Strategies and Related Risks -- Fund Risk Information -- Additional Risks -- WB/MNAS Fund:” is deleted in its entirety and replaced with the following:

“Risks of Debt Obligations: To the extent that the Fund invests in debt obligations, it will be subject to related risks, including:

•	credit risk: generally, the risk that an issuer of a security will fail to pay principal and interest in a timely manner (and lower-rated bonds have greater credit risk);

•	income risk: generally, the risk that falling interest rates will cause the Fund’s income to decline; and

•	interest rate risk: generally the risk that bond prices overall will decline over short or even long periods of time due to rising interest rates.

Risks of the Basic Materials Sector: The Fund may invest in securities of companies in the basic materials sector. General risks of the basic materials sector include the general state of the economy, domestic and international politics, price and supply fluctuations, labor relations, government regulations, volatile interest rates, consumer spending trends, overall capital spending levels, and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, currency exchange rates, import controls, worldwide competition, depletion of resources, and mandated expenditures for safety and pollution control devices. These companies are also at risk for environmental damage and product liability claims.

Risks of Precious Metals Companies: The Fund may invest in securities of companies involved in the precious metals business. Precious metals companies are subject to risks associated with the exploration, development, and production of precious metals including competition for land, difficulties in obtaining required governmental approval to mine land, inability to raise adequate capital, increases in production costs, and political unrest in nations where sources of precious metals are located. In addition, the price of gold and other precious metals is subject to wide fluctuations, can swing sharply in response to cyclical economic conditions, political events and the monetary policies of various countries, and may be influenced by limited markets, fabricator demand, expected inflation, return on assets, central bank demand, and availability of substitutes.

Risks of Metals and Mining Companies: The Fund may invest in securities of companies involved in the metals and mining business. Risks of investing in metals and mining company stocks include inaccurate estimates of mineral reserves and future production levels, varying expectations of mine production costs, unexpected changes in mineral prices, technological and operational hazards in mining and mine development activities, increased regulatory and environmental costs, uncertainties inherent in the calculation of mineral reserves, mineral resources and metal recoveries, the timing and availability of financing, governmental, and other approvals, domestic and international politics, and mandated expenditures for safety and pollution control.

High Portfolio Turnover Risk: The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. The effects of higher than normal portfolio turnover may adversely affect Fund performance.”

(c)           The discussion under the heading “Additional Information--Investment Objectives, Principal Investment Strategies and Related Risks -- Fund Risk Information -- Additional Risks” is revised by adding the following with respect to the Growth & Income Fund:

“Growth & Income Fund:

High Portfolio Turnover Risk: The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. The effects of higher than normal portfolio turnover may adversely affect Fund performance.”

(d)           The discussion under the heading “Additional Information--Investment Objectives, Principal Investment Strategies and Related Risks -- Fund Risk Information -- Additional Risks -- High Income Fund” is deleted in its entirety and replaced with the following:

“Asset-Backed Securities Risk: The Fund may invest in asset-backed securities. Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. With asset-backed securities, payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Convertible Securities Risk: The Fund may invest in convertible securities. Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

 Preferred Stock Risk: The Fund may invest in preferred stocks. Preferred stocks are subject to the risks associated with other types of equity securities, such as potential volatility, as well as additional risks, such as risks related to deferral and omission of distributions; credit and subordination risk; interest rate risk; call, reinvestment and income risk; liquidity risk; risks related to limited voting rights; and risks related to special redemption rights.

Risks of CMOs: The Fund may invest in CMOs. There are risks associated with CMOs that relate to the risks of the underlying mortgage pass-through securities (i.e., an increase or decrease in prepayment rates, resulting from a decrease or increase in mortgage interest rates, will affect the yield, average life, and price of CMOs). In addition, CMOs are more volatile and may be subject to a higher risk of non-payment than other mortgage-related securities. They may also be subject to greater interest rate, prepayment and liquidity risks than other mortgage-related securities.”

C.	Change to Legend for Summary Prospectuses

The last sentence of the legend on the first page of the Summary Prospectus for each Fund is deleted and replaced with the following:

“The Fund’s prospectus and statement of additional information, both dated May 1, 2016, as supplemented on August 1, 2016 (and as they may be further supplemented), are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above.”

D.	Change to Prospectus and SAI -- Share Class Conversions

As of August 1, 2016, the Funds began offering Class I shares pursuant to a separate prospectus and statement of additional information dated August 1, 2016. In connection with the offering of Class I shares, the Prospectus and SAI are modified to reflect that Class I shares of a Fund may be converted into Class A or Class C shares of the same Fund, and Class A or Class C shares of a Fund may be converted into Class I shares of the same Fund, provided that you are eligible to buy the new share class. (However, Class A shares of a Fund may not be converted into Class C shares, and Class C shares may not be converted into Class A shares.) Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details. Any contingent deferred sales charge associated with converting the shares will be assessed immediately prior to the conversion into shares of the new share class. The conversion of shares of one class of a Fund for shares of another class of the same Fund may or may not be considered a taxable event for federal income tax purposes; please consult your own tax advisor for further information. See the applicable prospectus for share class information. Fees and expenses differ between share classes. You should read the prospectus for the share class for which you are seeking to convert your shares prior to the conversion. Share class conversions are made upon receipt of a properly completed request form or letter of instruction. Alternatively, you may request share class conversions by calling Integrity Fund Services, LLC at 800-601-5593. The conversion right may be changed or discontinued at any time upon 60 days’ notice to shareholders.

**********************************************************************************************

The information set forth in the Prospectus, Summary Prospectuses and SAI is superseded, to the extent applicable, by the information contained in this Supplement.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Funds’ Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE